EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MARCH 1, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/Templeton Global Equity Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to a sub-adviser (“Adviser”) to the Portfolio. Effective on or about March 1, 2011, Templeton Investment Counsel, LLC (“Templeton Investment”) will replace Templeton Global Advisors Limited (“Templeton Global”) as Adviser to the Portfolio. Templeton Investment is a registered investment adviser with the SEC that provides investment advisory services to registered mutual funds.

Effective on or about March 1, 2011, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented May 24, 2010, June 7, 2010, August 1, 2010, October 26, 2010, October 29, 2010, December 8, 2010, December 21, 2010, December 31, 2010, January 14, 2011 and March 1, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010, September 1, 2010, October 26, 2010, December 21, 2010, December 31, 2010 and February 16, 2011, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective on March 1, 2011, information regarding Templeton Global and the portfolio managers contained in the “Who Manages the Portfolio – Adviser: Templeton Global Advisors Limited” section of the Prospectus is deleted and replaced with the following information:

Adviser: Templeton Investment Counsel, LLC (“Templeton Investment”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA	Director of Portfolio Management of Templeton Investment	February 2008